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                                                                      EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. of our reports dated February 27, 1995 included in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. for the year ended December 30, 1994.

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-48846 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
       (Puerto Rico))

     Registration Statement No. 33-56427 (1994 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
       Select Group of Eligible Employees)
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Filed on Form S-3:

     Debt Securities

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-35456

     Registration Statement No. 33-42041

     Registration Statement No. 33-45327

     Registration Statement No. 33-49947

     Registration Statement No. 33-51489

     Registration Statement No. 33-52647

     Medium Term Notes

     Registration Statement No. 2-96315

     Registration Statement No. 33-03079

     Registration Statement No. 33-05125

     Registration Statement No. 33-09910

     Registration Statement No. 33-16165

     Registration Statement No. 33-19820

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     Registration Statement No. 33-23605

     Registration Statement No. 33-27549

     Registration Statement No. 33-38879

     Other Securities

     Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

     Registration Statement No. 33-33335 (Common Stock)

     Registration Statement No. 33-45777 (Common Stock)

     Registration Statement No. 33-55363 (Preferred Stock)


/s/ Deloitte & Touche LLP

New York, New York
March 27, 1995